SCUDDER
                                                                     INVESTMENTS



Supplement to the currently effective prospectus of each of the listed funds


Scudder EAFE(R) Equity Index Fund

Scudder US Bond Index Fund

Scudder Limited Duration Plus Fund

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For all above listed funds:


On or about January 13, 2006, Scudder EAFE(R) Equity Index Fund, Scudder US Bond Index Fund and Scudder Limited Duration Plus Fund, each currently a feeder fund in a master-feeder structure, will receive all of their assets from their respective master portfolios and convert to stand-alone funds. The respective master portfolios hold no other investments and will be closed after the conversion of the feeder funds.


















               Please Retain This Supplement for Future Reference




October 14, 2005